UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2013, the Board of Directors of H.B. Fuller Company (the “Company”) accepted the resignation of Juliana L. Chugg as a director of the Company effective immediately. Ms. Chugg’s resignation as a director of the Company is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On January 24, 2013, the Compensation Committee of the Company approved the following increase in compensation for James J. Owens, President and Chief Executive Officer of the Company:

•	Annual Base Salary effective February 1, 2013: $862,500

•

Effective January 24, 2013, the target value of Mr. Owens’ stock-based awards under the Company’s Annual and Long-Term Incentive Plan (the “LTIP”) was increased from 200% of his base salary to 250% of his base salary, resulting in a grant of 80,697 shares of non-qualified stock options and 30,794 shares of restricted stock under the LTIP for the Company’s 2013 fiscal year, which additional grants have a total value of $2,156,250. The grant of stock options will vest in three equal annual installments beginning on the first anniversary date of the grant date subject to Mr. Owens remaining an employee of the Company. The grant of restricted stock contains a requirement that the restricted stock will vest in three equal installments on January 24, 2014, January 24, 2015 and January 24, 2016 only if (1) one or more of the performance measures in the CEO’s short-term incentive program are met at the threshold level for fiscal 2013 as determined by the Compensation Committee and (2) Mr. Owens continues to be employed by the Company on the respective vesting date.

•

Effective on January 24, 2013, a long term award of restricted stock of three times his base salary (73,907 shares of restricted stock), which will vest 50% on January 24, 2016 and the remaining 50% will vest on January 24, 2017 only if (1) one or more of the performance measures in the CEO’s short-term incentive program are met at the threshold level for fiscal 2013 as determined by the Compensation Committee and (2) Mr. Owens continues to be employed by the Company on the respective vesting date. The estimated dollar value of this award is $2,587,500.

•

No changes were made in Mr. Owens’ incentive opportunity under the Company’s Management Short-Term Incentive Plan (the “STIP”). Mr. Owens will continue to be eligible to receive a target incentive opportunity of 100% of his base salary with a maximum incentive opportunity of up to 200% of his base salary under the STIP for the Company’s 2013 fiscal year.

In connection with annual stock-based grants to eligible H.B. Fuller Company (the “Company”) employees under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan, on January 24, 2012 the Compensation Committee of the Board of Directors of the Company approved the forms of Non-Qualified Stock Option Award Agreement, Restricted Stock Award Agreement, Restricted Stock Unit Award Agreement, Restricted Stock Unit Award Agreement for Retirement Eligible Participants and Restricted Stock Award Agreement for the Chief Executive Officer attached to this Report as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively.

The Non-Qualified Stock Option Award Agreement, the Restricted Stock Award Agreement and the Restricted Stock Unit Award Agreement forms provide for multi-year vesting of options, restricted stock and restricted stock units respectively in equal annual installments. The Restricted Stock Unit

Award for Retirement Eligible Participants form provides for multi-year vesting of restricted stock units in equal annual installments and also includes provisions related to vesting upon retirement and to address compliance with Internal Revenue Code Section 409A. The Restricted Stock Award Agreement for the Chief Executive Officer allows for vesting of restricted stock in equal installments over a multi-year period only if one or more performance criteria are met at a threshold or higher level. All agreements contain a provision referencing that the grant is subject to the Company’s Executive and Key Manager Compensation Clawback Policy which provides that the Compensation Committee may clawback incentive-based compensation in the event of certain financial statement restatements or in the event of misconduct. The foregoing description is qualified in its entirety by reference to the forms of the Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Non-Qualified Stock Option Agreement under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan for awards made on or after January 24, 2013

10.2	Form of Restricted Stock Award Agreement under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan for awards made on or after January 24, 2013

10.3	Form of Restricted Stock Unit Award Agreement under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan for awards made on or after January 24, 2013

10.4	Form of Restricted Stock Unit Award Agreement for Retirement Eligible Participants under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan for awards made on or after January 24, 2013

10.5	Form of Restricted Stock Award Agreement for the Chief Executive Officer under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan for awards made on or after January 20, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 28, 2013

H.B. FULLER COMPANY By: /s/ Timothy J. Keenan Timothy J. Keenan Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Non-Qualified Stock Option Agreement under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan for awards made on or after January 24, 2013

10.2	Form of Restricted Stock Award Agreement under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan for awards made on or after January 24, 2013

10.3	Form of Restricted Stock Unit Award Agreement under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan for awards made on or after January 24, 2013

10.4	Form of Restricted Stock Unit Award Agreement for Retirement Eligible Participants under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan for awards made on or after January 24, 2013

10.5	Form of Restricted Stock Award Agreement for the Chief Executive Officer under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan for awards made on or after January 24, 2013